Oppenheimer High Yield Fund
Semiannual Report December 31, 1995

(Picture of Zoo)                            "We need

                                             our money

                                             to work

                                             as hard

                                             as it can."

(Oppenheimer Logo)

This Fund is for people who want high monthly income from their investment.

News

"The fund is more concerned
 with defense than glory.
 This stance should once
 again allow investors to
 survive what battles the
 future may bring."
                                        --Morningstar Mutual Funds
                                                September 15, 1995

Standardized Yield

For the 30 Days Ended 12/31/95:3

Class A

9.12%

Class B

8.76%

Class C

8.40%

The Fund's Class A shares
are ranked (FOUR STARS) among
837 taxable bond funds as
of 12/31/95 by Morningstar
Mutual Funds.4

How Your Fund Is Managed

Oppenheimer High Yield Fund seeks high current income with a secondary objective of capital growth. The Fund invests in high-yielding, lower-rated corporate bonds. These types of securities often offer the highest income available from any type of fixed-income investment.

Performance

Total return at net asset value for the six months ended 12/31/95 was 6.38% for Class A shares and 5.94% for Class B shares.1

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were 9.60%, 13.57% and 9.61%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 5/3/93 were 9.10% and 7.03%, respectively.2

Outlook

"In this type of market, we believe that the income advantage of high yield bonds should translate into solid returns, and that active management, coupled with a focus on finding higher-quality bonds within this sector, should help the Fund capitalize on the market's potential."

                                           Ralph Stellmacher, Portfolio Manager
                                                              December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor' shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 12/31/94 and 5/3/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C performance is not shown above because shares were first publicly offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus.

3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

4. Source: Morningstar Mutual Funds, 12/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories (equity, taxable bond, tax-exempt bond, or "hybrid") based on risk-adjusted investment returns, after consid ering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5-, and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Tre asury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" and 1 star is the "lowest" (bottom 1%). The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the class, which were 5, 4 and 4 stars, respectively, weighted 20%, 30% and 50%, respectively. There were 837, 508 and 188 funds ranked in these respective periods. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio.

2  Oppenheimer High Yield Fund

(PHOTO OF JAMES C. SWAIN)
James C. Swain
Chairman
Oppenheimer
High Yield Fund

(PHOTO OF BRIDGET A. MACASKILL)
Bridget A. Macaskill
President
Oppenheimer
High Yield Fund

Dear OppenheimerFunds Shareholder,

The bond market amply rewarded patient investors in 1995.

     One year ago, many fixed-income investors had negative returns, as a surging economy pushed interest rates higher and bond prices lower. But a vigilant Federal Reserve Board helped slow the economy down by early 1995, lowering the fear of inflation. And by the summer, after a quarter in which GDP growth was just 1.3%, the Fed began to lower short-term interest rates.

     In the Fall, a balanced federal budget was on the front burner in Washington, suggesting to foreign investors that the U.S. was finally addressing its debt burden, which helped stabilize the U.S. dollar, making U.S. fixed-income investments more attractive to international investors.

     Throughout 1995, inflation and economic growth came in at less than 3%. As a result, the yield on the benchmark 30-year U.S. Treasury bond fell to 6% from nearly 8% the year before. And patient investors saw the value of their higher paying bonds appreciate substantially. In 1995, while the stock market was up 35%, bonds rose as much as 20%, depending on the type of security.

     Overall, the best performing sector of the bond market was the 30-year U.S. Treasury bond. This is because when interest rates are falling, bonds with the longest maturities appreciate the most in price. Another excellent performing sector in 1995 was high quality corporate bonds. Although a slowing economy often raises credit worries about Corporate America, the continuation of strong corporate profits offset these concerns.

     After having such a good year, where does the bond market go from here? Unlike stocks, which have infinite upside potential, bonds have a constraint. For bonds to do well, interest rates must remain steady or continue to fall. And when interest rates are low already, there is only so far they can decline. But if low inflation can be maintained, and if a budget accord is reached, a positive environment can continue to exist.

     We believe that the general long-term trend for the U.S. economy is slow growth and low inflation. Moving into 1996, we're looking for even slower growth than we saw in 1995, which should be an excellent environment for bond investors.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages.

     Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ James C. Swain                           /s/ Bridget A. Macaskill

James C. Swain                               Bridget A. Macaskill

January 22, 1996

3  Oppenheimer High Yield Fund

Q + A

[PHOTO OF RALPH STELLMACHER]

[PHOTO OF SCOTT SCHARER]


Q How has
the Fund
performed?

An interview with your Fund's managers.

How has the Fund performed over the past six months?

Performance over the past six months has been good. There were two main factors driving our performance over the period. First, we profited from a decline in interest rates. Bond prices generally move in the opposite direction as rates, so when interest rates decline, prices increase. Second, we be nefited from making strong decisions in terms of industry sector selection.

(PHOTO OF LEN DARLING)

Specifically, which sectors made positive contributions to performance?

We've done very well with our investments in the media sector, particularly in the areas of foreign cable and telecommunications. We increased our weighting in this sector in the second half of the year, which helped our performance.

     As the economy continues to show signs of slowing, we've been selectively moving out of cyclical industries in favor of more defensive sectors that offer higher growth potential and are not as closely tied to the economic cycle. One of these sectors that has worked well is healthcare, particularly bonds of hospital management com-panies, a beneficiary of healthcare consolidation.

     And finally, we benefited from being underexposed to the retail sector, an area that was negatively affected by sluggish consumer activity throughout 1995.

Were there any investments that didn't perform as well as expected?

We were market weighted in cyclicals which didn't perform as well as defensive and growth industries. But, the fact that we focused our buying on higher credit quality securities within this sector provided some downside protection.

4  Oppenheimer High Yield Fund

Facing page

Top left: Ralph Stellmacher,
Portfolio Manager

Top right: Scott Scharer, Member
of Fixed Income Investments Team

Bottom: Len Darling, Executive
VP, Director of Fixed Income
Investments

This page

Top: Ralph Stellmacher

Bottom: David Negri with Mark
Frank, Members of Fixed Income
Investments Team

A We believe
the income
advantage
of high yield
bonds should
translate into
solid returns.

What areas of the market are you currently targeting?

As we have over the past year, we plan to continue to focus on the higher quality tiers of below-investment grade bonds. Since default is always a risk when investing in high yield bonds, we believe an emphasis on the upper tiers is the best way to capture the potential of the market without taking on unnecessary risk.

     Because we believe the economy is slowing, we will continue to focus our investments in situations where there is an opportunity for outstanding value or growth. Value, as we found in the housing and energy sectors over the past year, is simply the chance to buy bonds that we feel are worth more than their market price. Growth companies, in contrast with cyclical companies, whose profits are tied to the business cycle, have the potential to increase earnings in almost any environment. The past year's investments in bonds of foreign cable companies are a good example of growth.1

What is your outlook for the Fund?

We believe the economy will still remain strong, therefore, we believe the environment is still good for high yield bonds. Slower growth and low interest rates have led to an extension of the business cycle, which means we should continue to avoid a recession in the near term. In addition, inflatio n has remained low and corporations have remained profitable in the face of slower growth. Nevertheless, while most of these indicators are good, careful analysis and selectivity in terms of bonds and issuers remains important.

[PHOTO OF RALPH STELLMACHER]

     In this type of market, we believe that the income advantage of high yield bonds should translate into solid returns, and that active management, coupled with a focus on finding higher-quality bonds within this sector, should help the Fund capitalize on the market's potential. (Solid Box)

[PHOTO OF DAVID NEGRI WITH MARK FRANK]

1. The Fund's portfolio is subject to change.

5  Oppenheimer High Yield Fund

                       Financials

                       Contents

                       Statement of Investments                7
                       Statement of Assets & Liabilities      19
                       Statement of Operations                20
                       Statements of Changes in Net Assets    21
                       Financial Highlights                   22
                       Notes to Financial Statements          24


                       6  Oppenheimer High Yield Fund

                       Statement of Investments December 31, 1995 (Unaudited)

                                                                                              Face            Market Value
                                                                                              Amount (1)      See Note 1
==========================================================================================================================
Certificates of Deposit--0.2%
--------------------------------------------------------------------------------------------------------------------------
                       Canadian Imperial Bank CD, Zero Coupon,
                       28.67%, 2/8/96 (Cost $3,400,514)(2)(3)CLP                              $  462,350,000   $ 3,290,478

==========================================================================================================================
Mortgage-Backed Obligations--2.5%
--------------------------------------------------------------------------------------------------------------------------
Government Agency--2.1%
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/ Sponsored--1.4%
                       Federal National Mortgage Assn., Interest-Only Stripped
                       Mtg.-Backed Security, Trust 240, Cl. 2, 12.106%, 9/1/23(4)                 69,695,111    19,084,482
--------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--0.7%  Government National Mortgage Assn., 6%, 1/15/26(5)                          9,000,000     9,095,625
--------------------------------------------------------------------------------------------------------------------------
Private--0.4%
--------------------------------------------------------------------------------------------------------------------------
Multi-Family--0.4%     Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                       Series 1994-C2, Cl. E, 8%, 4/25/25                                          2,815,638     2,657,259
                       Series 1995-C1, Cl. F, 6.90%, 2/25/27                                       2,947,121     2,594,388
                                                                                                              ------------
                                                                                                                 5,251,647
                                                                                                              ------------
                       Total Mortgage-Backed Obligations (Cost $36,000,367)                                     33,431,754

==========================================================================================================================
Foreign Government Obligations--6.2%
--------------------------------------------------------------------------------------------------------------------------
                       Argentina (Republic of) Sr. Unsub. Unsec. Nts., 9.875%, 1/6/98 FRF         12,350,000     2,520,633
                       ---------------------------------------------------------------------------------------------------
                       Brazil (Federal Republic of):
                       Eligible Interest Bonds, 6.812%, 4/15/06(6)(7)                              9,500,000     6,531,250
                       Interest Due and Unpaid Bonds, 6.688%, 1/1/01(6)                            1,187,500     1,022,734
                       ---------------------------------------------------------------------------------------------------
                       Bulgaria (Republic of) Interest Arrears Bonds, 6.75%, 7/28/11(6)(7)         7,000,000     3,246,250
                       ---------------------------------------------------------------------------------------------------
                       Canada (Government of) Bonds:
                       7.75%, 9/1/99 CAD                                                           1,398,000     1,073,736
                       Series A-76, 9%, 6/1/25 CAD                                                 1,293,000     1,106,895
                       ---------------------------------------------------------------------------------------------------
                       Colombia (Republic of) 1989-1990 Integrated Loan Facility Bonds,
                       6.875%, 7/1/01(6)(8)                                                          857,200       797,196
                       ---------------------------------------------------------------------------------------------------
                       Denmark (Kingdom of) Bonds:
                       7%, 11/10/24DKK                                                            10,850,000     1,746,400
                       8%, 3/15/06DKK                                                             14,560,000     2,770,493
                       ---------------------------------------------------------------------------------------------------
                       Ecuador (Republic of) Disc. Bonds, 6.812%, 2/28/25(6)                       6,800,000     3,459,500
                       ---------------------------------------------------------------------------------------------------
                       France (Government of) Obligation Assimilable du Tresor Debs.,
                       9.50%, 6/25/98FRF                                                           7,310,000     1,635,580
                       ---------------------------------------------------------------------------------------------------
                       Germany (Republic of) Bonds, Series 95, 7.375%, 1/3/05DEM                   8,100,000     6,184,463
                       ---------------------------------------------------------------------------------------------------
                       Hashemite Kingdom of Jordan Disc. Bonds, 6.437%, 12/23/23(6)                1,500,000       930,000
                       ---------------------------------------------------------------------------------------------------
                       Industrial Finance Corp. of Thailand, Zero Coupon
                       Sr. Unsec. Medium-Term Nts., 11.27%, 3/20/96(3)THB                         70,000,000     2,703,933
                       ---------------------------------------------------------------------------------------------------
                       Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
                       10.50%, 4/1/00ITL                                                       6,685,000,000     4,253,557
                       ---------------------------------------------------------------------------------------------------
                       Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
                       6.594%, 1/1/09(6)                                                           6,500,000     4,330,625
                       ---------------------------------------------------------------------------------------------------
                       National Treasury Management Agency (Irish Government) Bonds,
                       8%, 10/18/00IEP                                                             1,000,000     1,684,508
                       ---------------------------------------------------------------------------------------------------
                       New Zealand (Republic of) Bonds, 10%, 7/15/97NZD                            7,050,000     4,736,701
                       ---------------------------------------------------------------------------------------------------
                       Panama (Republic of) Debs., 6.75%, 5/10/02(6)                               3,910,000     3,350,381
                       ---------------------------------------------------------------------------------------------------
                       Poland (Republic of) Treasury Bills, Zero Coupon, 25.03%, 5/2/96(3)PLZ      7,500,000     2,813,677
                       ---------------------------------------------------------------------------------------------------
                       Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio Prazo,
                       11.875%, 2/23/00PTE                                                       720,000,000     5,193,285

                       7  Oppenheimer High Yield Fund

                                                                                                    Face         Market Value
                                                                                                    Amount(1)    See Note 1
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government      Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
Obligations (continued) 12.25%, 3/25/00 ESP                                                         $705,000,000  $ 6,352,932
                        -----------------------------------------------------------------------------------------------------
                        Sweden (Kingdom of) Bonds, Series 1028, 11%, 1/21/99 SEK                       8,800,000    1,428,843
                        -----------------------------------------------------------------------------------------------------
                        Thai Oil Co. Ltd., Zero Coupon:
                        11.79%, 4/1/96(3)THB                                                          22,500,000      863,583
                        11.14%, 5/2/96(3)THB                                                          30,000,000    1,140,607
                        -----------------------------------------------------------------------------------------------------
                        Trinidad & Tobago Loan Participation Agreement:
                        Tranche A, 1.563%, 9/30/00(6)(8)JPY                                           29,887,192      245,555
                        Tranche B, 1.563%, 9/30/00(6)(8)JPY                                          170,112,808    1,397,656
                        -----------------------------------------------------------------------------------------------------
                        United Kingdom Treasury:
                        Debs., 8.50%, 12/7/05 GBP                                                        816,000    1,361,545
                        Nts., 10%, 2/26/01 GBP                                                           815,000    1,430,658
                        -----------------------------------------------------------------------------------------------------
                        United Mexician States Bonds, 8.50%, 9/15/02                                   1,500,000    1,290,000
                        -----------------------------------------------------------------------------------------------------
                        Venezuela (Republic of) Disc. Bonds, Series DL, 6.563%,  12/18/07 (6)          6,250,000    3,453,125
                        -----------------------------------------------------------------------------------------------------
                        Western Australia Treasury Corp. Gtd. Bonds, Series 98, 12.50%, 4/1/98 AUD     4,260,000    3,497,930
                                                                                                                  -----------
                        Total Foreign Government Obligations (Cost $82,586,370)                                    84,554,231
=============================================================================================================================
Municipal Bonds and Notes--0.9%
-----------------------------------------------------------------------------------------------------------------------------
                        San Joaquin Hills, California Transportation Corridor Agency Toll Road
                        Capital Appreciation Revenue Bonds, Jr. Lien, Zero Coupon:
                        8.75%, 1/1/12 (3)                                                             15,000,000    4,782,179
                        9%, 1/1/28 (3)                                                                74,000,000    7,119,096
                                                                                                                  -----------
                        Total Municipal Bonds and Notes (Cost $8,236,110)                                          11,901,275
=============================================================================================================================
Corporate Bonds and Notes--83.1%
-----------------------------------------------------------------------------------------------------------------------------
Basic Industry--12.3%
-----------------------------------------------------------------------------------------------------------------------------
Chemicals--1.5%         Acetex Corp., 9.75% Sr. Sec. Nts., 10/1/03(9)                                  8,580,000    8,966,100
                        -----------------------------------------------------------------------------------------------------
                        NL Industries, Inc.:
                        0%/13% Sr. Sec. Disc. Nts., 10/15/05(10)                                       9,490,000    7,331,025
                        11.75% Sr. Sec. Nts., 10/15/03                                                 3,200,000    3,432,000
                                                                                                                  -----------
                                                                                                                   19,729,125
-----------------------------------------------------------------------------------------------------------------------------
Containers--2.1%        U.S. Can Co., 13.50% Sr. Sub. Nts., 1/15/02                                   25,450,000   27,931,375
-----------------------------------------------------------------------------------------------------------------------------
Metals/Mining--1.6%     Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                    7,271,000    7,889,035
                        -----------------------------------------------------------------------------------------------------
                        Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02                    11,630,000   12,007,975
                        -----------------------------------------------------------------------------------------------------
                        UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05                      1,890,000    2,159,325
                                                                                                                  -----------
                                                                                                                   22,056,335
-----------------------------------------------------------------------------------------------------------------------------
Paper--4.6%             Buckeye Cellulose Corp., 8.50% Sr. Sub. Nts., 12/15/05                           780,000      804,375
                        -----------------------------------------------------------------------------------------------------
                        Crown Paper Co., 11% Sr. Sub. Nts., 9/1/05                                     4,400,000    3,872,000
                        -----------------------------------------------------------------------------------------------------
                        Domtar, Inc.:
                        11.25% Debs., 9/15/17                                                          1,060,000    1,128,900
                        12% Nts., 4/15/01                                                              1,060,000    1,252,125
                        -----------------------------------------------------------------------------------------------------
                        Gaylord Container Corp.:
                        0%/12.75% Sr. Sub. Disc. Debs., 5/15/05(10)                                      350,000      344,750
                        11.50% Sr. Nts., 5/15/01                                                       6,500,000    6,727,500
                        -----------------------------------------------------------------------------------------------------
                        Indah Kiat Finance Co. BV, 12.50% Sr. Gtd. Sec. Nts., Series C, 6/15/06        7,600,000    7,562,000
                        -----------------------------------------------------------------------------------------------------
                        QUNO Corp., 9.125% Sr. Nts., 5/15/05                                          10,500,000   10,657,500

                        8  Oppenheimer High Yield Fund

                                                                                                   Face         Market Value
                                                                                                   Amount(1)    See Note 1
-----------------------------------------------------------------------------------------------------------------------------
Paper (continued)       Repap New Brunswick, Inc., 9.25% First Priority Sr. Sec. Nts., 7/15/00 (6)  $ 1,300,000   $ 1,306,500
                        -----------------------------------------------------------------------------------------------------
                        Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02             7,540,000     7,200,700
                        -----------------------------------------------------------------------------------------------------
                        Riverwood International Corp., 11.25% Sr. Sub. Nts., 6/15/02                  9,450,000    10,158,750
                        -----------------------------------------------------------------------------------------------------
                        SD Warren Co., 12% Sr. Sub. Nts., 12/15/04                                    6,000,000     6,630,000
                        -----------------------------------------------------------------------------------------------------
                        Stone Container Corp.:
                        10.75% First Mtg. Nts., 10/1/02                                               4,160,000     4,347,200
                        10.75% Sr. Sub. Nts., 6/15/97                                                 1,000,000     1,025,000
                                                                                                                 ------------
                                                                                                                   63,017,300
-----------------------------------------------------------------------------------------------------------------------------
Steel--2.5%             AK Steel Corp., 10.75% Gtd. Sr. Nts., 4/1/04                                  2,200,000     2,447,500
                        -----------------------------------------------------------------------------------------------------
                        Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                                27,317,000    26,497,490
                        -----------------------------------------------------------------------------------------------------
                        WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02                       5,400,000     5,211,000
                                                                                                                 ------------
                                                                                                                   34,155,990
-----------------------------------------------------------------------------------------------------------------------------
Consumer Related--20.4%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Products--3.9% Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                        Series B, 11.42%, 5/27/98 (3)                                                15,520,000    12,416,000
                        -----------------------------------------------------------------------------------------------------
                        Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02             12,000,000    13,260,000
                        -----------------------------------------------------------------------------------------------------
                        International Semi-Tech Microelectronics, Inc.,
                        0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(10)                                   22,660,000    12,009,800
                        -----------------------------------------------------------------------------------------------------
                        Revlon Consumer Products Corp., 10.50% Sr. Sub. Nts., Series B, 2/15/03         460,000       473,800
                        -----------------------------------------------------------------------------------------------------
                        Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts., 13.43%, 3/15/98(3)   9,400,000     7,003,000
                        -----------------------------------------------------------------------------------------------------
                        Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                               3,840,000     3,782,400
                        -----------------------------------------------------------------------------------------------------
                        Tag-Heuer International SA, 12% Sr. Sub. Nts., 12/15/05 (9)                   4,300,000     4,316,125
                                                                                                                 ------------
                                                                                                                   53,261,125
-----------------------------------------------------------------------------------------------------------------------------
Food/Beverages/Tobacco--1.5%
                        Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                        2,000,000     2,090,000
                        -----------------------------------------------------------------------------------------------------
                        Cott Corp., 9.375% Sr. Nts., 7/1/05                                           7,150,000     7,060,625
                        -----------------------------------------------------------------------------------------------------
                        Curtice-Burns Foods, Inc., 12.25% Sr. Sub. Nts., 2/1/05                       4,500,000     4,612,500
                        -----------------------------------------------------------------------------------------------------
                        Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                       2,720,000     2,080,800
                        -----------------------------------------------------------------------------------------------------
                        Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04                     7,150,000     2,037,750
                        -----------------------------------------------------------------------------------------------------
                        Specialty Foods Corp., 11.125% Sr. Nts., Series A, 10/1/02                    2,800,000     2,688,000
                                                                                                                 ------------
                                                                                                                   20,569,675
-----------------------------------------------------------------------------------------------------------------------------
Healthcare--4.7%        AmeriSource Corp., 11.25% Sr. Debs., 7/15/05(11)                              6,138,326     6,782,850
                        -----------------------------------------------------------------------------------------------------
                        Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                           600,000       719,250
                        -----------------------------------------------------------------------------------------------------
                        Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04      13,630,000    14,958,925
                        -----------------------------------------------------------------------------------------------------
                        Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                      7,977,000     9,213,435
                        -----------------------------------------------------------------------------------------------------
                        Quorum Health Group, Inc.:
                        11.875% Sr. Sub. Nts., 12/15/02                                               4,745,000     5,338,125
                        8.75% Sr. Sub. Nts., 11/1/05                                                  3,080,000     3,199,350
                        -----------------------------------------------------------------------------------------------------
                        Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                        14,250,000    15,853,125
                        -----------------------------------------------------------------------------------------------------
                        Total Renal Care, Inc., 0%/12% Sr. Sub. Disc. Nts., 8/15/04(10)               8,188,000     7,901,420
                                                                                                                 ------------
                                                                                                                   63,966,480

                        9  Oppenheimer High Yield Fund

                                                                                                  Face            Market Value
                                                                                                  Amount(1)       See Note 1
------------------------------------------------------------------------------------------------------------------------------
Hotel/Gaming--5.5%   Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00 (8)(12)     $    2,750,000   $ 1,925,000
                     ---------------------------------------------------------------------------------------------------------
                     Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                        1,350,000     1,501,875
                     ---------------------------------------------------------------------------------------------------------
                     Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts., 10.23%, 6/15/98(3)     5,000,000     4,025,000
                     ---------------------------------------------------------------------------------------------------------
                     Bally's Park Place Funding, Inc., 9.25% Gtd. First Mtg. Nts., 3/15/04             5,600,000     5,684,000
                     ---------------------------------------------------------------------------------------------------------
                     Boyd Gaming Corp., 10.75% Sr. Sub. Nts., 9/1/03                                   6,000,000     6,330,000
                     ---------------------------------------------------------------------------------------------------------
                     California Hotel Finance Corp., 11% Sr. Sub. Nts., 12/1/02                        3,500,000     3,727,500
                     ---------------------------------------------------------------------------------------------------------
                     Capital Gaming International, Inc. Promissory Nts.                                   22,500            --
                     ---------------------------------------------------------------------------------------------------------
                     Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(8)(12)      1,000,000       800,000
                     ---------------------------------------------------------------------------------------------------------
                     Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02                  6,370,000     6,529,250
                     ---------------------------------------------------------------------------------------------------------
                     GNF Corp., 10.625% Gtd. First Mtg. Nts., Series B, 4/1/03                         1,050,000       976,500
                     ---------------------------------------------------------------------------------------------------------
                     Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                        6,250,000     6,546,875
                     ---------------------------------------------------------------------------------------------------------
                     Griffin Gaming & Entertainment, Inc., 7.995% First Mtg.
                     Non-Recourse Pass-Through Nts., 6/30/00 (6)                                       6,785,000     6,242,200
                     ---------------------------------------------------------------------------------------------------------
                     HMC Acquisition Properties, Inc., 9% Sr. Nts., 12/15/07 (9)                       3,120,000     3,135,600
                     ---------------------------------------------------------------------------------------------------------
                     HMH Properties, Inc., 9.50% Sr. Sec. Nts., 5/15/05                                6,370,000     6,537,212
                     ---------------------------------------------------------------------------------------------------------
                     Maritime Group Ltd., Units (each unit consists of $1,000 principal amount of 14.25% first mtg. nts., series A, 2/15/97 and one warrant to purchase
                     one share of Palace Casinos, Inc., series A common stock) (9)(12)(13)             2,212,618       354,019
                     ---------------------------------------------------------------------------------------------------------
                     Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02 (9)               1,600,000     1,736,000
                     ---------------------------------------------------------------------------------------------------------
                     Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                          6,305,000     6,494,150
                     ---------------------------------------------------------------------------------------------------------
                     Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                               6,200,000     6,107,000
                     ---------------------------------------------------------------------------------------------------------
                     Trump Plaza Funding, Inc., 10.875% Gtd. Mtg. Nts., 6/15/01                        4,925,000     5,122,000
                     ---------------------------------------------------------------------------------------------------------
                     Trump Taj Mahal Funding, Inc., 11.35% Debs., Series A, 11/15/99(11)               1,200,000     1,135,300
                     ---------------------------------------------------------------------------------------------------------
                     Trump's Castle Funding, Inc., 13.875% Sub. Nts., 11/15/05(11)                            28            21
                                                                                                                   -----------
                                                                                                                    74,909,502
------------------------------------------------------------------------------------------------------------------------------
Leisure--0.6%        Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02                   6,982,869     7,375,655
------------------------------------------------------------------------------------------------------------------------------
Restaurants--1.2%    Carrols Corp., 11.50% Sr. Nts., 8/15/03                                           9,180,000     9,317,700
                     ---------------------------------------------------------------------------------------------------------
                     Flagstar Corp., 10.75% Sr. Nts., 9/15/01                                          2,580,000     2,380,050
                     ---------------------------------------------------------------------------------------------------------
                     Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99                                           4,600,000     4,427,500
                                                                                                                   -----------
                                                                                                                    16,125,250
------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel--3.0%
                     Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03                  5,600,000     5,180,000
                     ---------------------------------------------------------------------------------------------------------
                     Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/98(12)(14)                         5,955,189       267,984
                     ---------------------------------------------------------------------------------------------------------
                     PT Polysindo Eka Perkasa:
                     13% Sr. Nts., 6/15/01                                                             7,150,000     7,436,000
                     Zero Coupon Promissory Nts., 17.90%, 10/23/96 (3) IDR                         9,000,000,000     3,302,533
                     ---------------------------------------------------------------------------------------------------------
                     Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                       12,000,000    11,820,000
                     ---------------------------------------------------------------------------------------------------------
                     WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                         12,075,000    11,984,437
                                                                                                                   -----------
                                                                                                                    39,990,954

                     10  Oppenheimer High Yield Fund

                                                                                                  Face         Market Value
                                                                                                  Amount (1)   See Note 1
-----------------------------------------------------------------------------------------------------------------------------
Energy--8.7%
-----------------------------------------------------------------------------------------------------------------------------
                      Clark R&M Holdings, Inc., Zero Coupon Sr. Sec. Nts.,
                      Series A, 10.23%, 2/15/00 (3)                                               $ 1,000,000   $    670,000
                      ------------------------------------------------------------------------------------------------------
                      Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05                       3,115,000      3,286,325
                      ------------------------------------------------------------------------------------------------------
                      DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00                     2,290,000      2,072,450
                      ------------------------------------------------------------------------------------------------------
                      Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01                  9,700,000     10,330,500
                      ------------------------------------------------------------------------------------------------------
                      Giant Industries, Inc., 9.75% Sr. Sub. Nts., 11/15/03                         7,400,000      7,511,000
                      ------------------------------------------------------------------------------------------------------
                      Kelley Oil & Gas Corp., 13.50% Sr. Nts., 6/15/99                              5,380,000      4,384,700
                      ------------------------------------------------------------------------------------------------------
                      Maxus Energy Corp., 11.50% Debs., 11/15/15                                    5,700,000      5,913,750
                      ------------------------------------------------------------------------------------------------------
                      Nuevo Energy Co., 12.50% Sr. Sub. Nts., 6/15/02                               7,240,000      7,927,800
                      ------------------------------------------------------------------------------------------------------
                      OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                      11,765,000     13,382,687
                      ------------------------------------------------------------------------------------------------------
                      Page Petroleum Ltd., 11% Cv. Debs., 10/1/89                                   2,000,000             --
                      ------------------------------------------------------------------------------------------------------
                      Petroleum Heat & Power Co., Inc.:
                      12.25% Sub. Debs., 2/1/05                                                     7,190,000      8,052,800
                      9.375% Sub. Debs., 2/1/06                                                     2,030,000      1,999,550
                      ------------------------------------------------------------------------------------------------------
                      Plains Resources, Inc., 12% Sr. Sub. Nts., 10/1/99                            1,600,000      1,664,000
                      ------------------------------------------------------------------------------------------------------
                      Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04                 11,090,000     12,199,000
                      ------------------------------------------------------------------------------------------------------
                      Transco Energy Co., 9.375% Debs., 8/15/01                                     6,000,000      6,918,983
                      ------------------------------------------------------------------------------------------------------
                      TransTexas Gas Corp., 11.50% Gtd. Sr. Sec. Nts., 6/15/02                     11,760,000     12,201,000
                      ------------------------------------------------------------------------------------------------------
                      Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 9.49%, 11/1/97(3)       7,000,000      6,072,500
                      ------------------------------------------------------------------------------------------------------
                      United Meridian Corp., 10.375% Gtd. Sr. Sub. Nts., 10/15/05                   2,400,000      2,550,000
                      ------------------------------------------------------------------------------------------------------
                      Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                           6,165,000      6,242,062
                      ------------------------------------------------------------------------------------------------------
                      Wainoco Oil Corp., 12% Sr. Nts., 8/1/02                                       4,275,000      4,200,188
                      ------------------------------------------------------------------------------------------------------
                      Wilrig AS, 11.25% Sr. Sec. Nts., 3/15/04                                        800,000        878,000
                                                                                                                 -----------
                                                                                                                 118,457,295
----------------------------------------------------------------------------------------------------------------------------
Financial Services--4.3%
----------------------------------------------------------------------------------------------------------------------------
Banks & Thrifts--0.1% Banco Bamerindus do Brasil SA, 11% Unsub. Unsec. Nts., 11/24/97               1,775,000      1,633,000
----------------------------------------------------------------------------------------------------------------------------
Diversified           ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02 (8)                                  1,916,724      2,108,397
Financial--1.1%       ------------------------------------------------------------------------------------------------------
                      GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                 3,750,000      3,534,375
                      ------------------------------------------------------------------------------------------------------
                      GPA Holland BV, 8.94% Medium-Term Nts., Series C, 2/16/99                     7,300,000      6,614,968
                      ------------------------------------------------------------------------------------------------------
                      GPA Investment BV, 6.40% Nts., 11/19/98                                       2,000,000      1,680,000
                      ------------------------------------------------------------------------------------------------------
                      Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(12)                          8,802,000      1,100,250
                                                                                                                 -----------
                                                                                                                  15,037,990
----------------------------------------------------------------------------------------------------------------------------
Insurance--3.1%       American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04                     11,980,000     12,519,100
                      ------------------------------------------------------------------------------------------------------
                      Chartwell Re Corp., 10.25% Sr. Nts., 3/1/04                                   4,800,000      5,040,000
                      ------------------------------------------------------------------------------------------------------
                      Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                     12,170,000     13,204,450
                      ------------------------------------------------------------------------------------------------------
                      Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                 3,250,000      3,363,750
                      ------------------------------------------------------------------------------------------------------
                      Terra Nova Insurance (UK) Holdings PLC, 10.75% Sr. Nts., 7/1/05               6,400,000      7,008,000
                                                                                                                ------------
                                                                                                                  41,135,300

                      11  Oppenheimer High Yield Fund

                                                                                                  Face            Market Value
                                                                                                  Amount (1)      See Note 1
-----------------------------------------------------------------------------------------------------------------------------
Housing Related--2.8%
-----------------------------------------------------------------------------------------------------------------------------
Building Material--1.5%
                      American Standard, Inc.:
                      0%/10.50% Sr. Sub. Disc. Debs., 6/1/05(10)                                  $10,625,000     $ 9,137,500
                      10.875% Sr. Nts., 5/15/99                                                       750,000         819,375
                      -------------------------------------------------------------------------------------------------------
                      Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                   8,100,000       7,684,875
                      -------------------------------------------------------------------------------------------------------
                      Walter Industries, Inc., 17% Sub. Nts., 1/1/96(12)                            3,150,000       2,000,250
                                                                                                                  -----------
                                                                                                                   19,642,000
-----------------------------------------------------------------------------------------------------------------------------
Homebuilders/         NVR, Inc., 11% Gtd. Sr. Nts., 4/15/03                                         5,600,000       5,656,000
Real Estate--1.3%     -------------------------------------------------------------------------------------------------------
                      Olympia & York First Canadian Place Ltd., 11% Debs.,
                      Series 3, 11/4/49 (15) CAD                                                    4,875,000       2,305,529
                      -------------------------------------------------------------------------------------------------------
                      Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11 (9)              6,000,000       4,470,000
                      -------------------------------------------------------------------------------------------------------
                      U.S. Home Corp., 9.75% Sr. Nts., 6/15/03                                      5,600,000       5,768,000
                                                                                                                   ----------
                                                                                                                   18,199,529
-----------------------------------------------------------------------------------------------------------------------------
Manufacturing--3.6%
-----------------------------------------------------------------------------------------------------------------------------
Aerospace/            Berg Electronics Holdings Corp., 11.375% Sr. Sub. Debs., 5/1/03               5,890,000       6,626,250
Electronics/          -------------------------------------------------------------------------------------------------------
Computers--1.9%       Businessland, Inc., 5.50% Sub. Debs., 3/1/07 (8)                              3,850,000       2,021,250
-----------------------------------------------------------------------------------------------------------------------------
                      Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                 10,730,000      11,078,725
                      -------------------------------------------------------------------------------------------------------
                      Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97 (6)                        5,631,000       5,377,605
                                                                                                                  -----------
                                                                                                                   25,103,830
-----------------------------------------------------------------------------------------------------------------------------
Automotive--1.2%
-----------------------------------------------------------------------------------------------------------------------------
                      Aftermarket Technology Corp.:
                      12% Sr. Sub. Nts., Series B, 8/1/04                                           4,730,000       5,037,450
                      12% Sr. Sub. Nts., Series D, 8/1/04                                             970,000       1,033,050
                      -------------------------------------------------------------------------------------------------------
                      Foamex LP/Foamex Capital Corp.:
                      11.25% Sr. Nts., 10/1/02                                                      6,600,000       6,369,000
                      9.50% Sr. Sec. Nts., 6/1/00                                                     800,000         780,000
                      -------------------------------------------------------------------------------------------------------
                      JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                      3,350,000       3,366,750
                                                                                                                  -----------
                                                                                                                   16,586,250
-----------------------------------------------------------------------------------------------------------------------------
Capital Goods--0.5%   Imo Industries, Inc.:
                      12% Sr. Sub. Debs., 11/1/01                                                   2,500,000       2,562,500
                      12.25% Sr. Sub. Debs., 8/15/97                                                4,692,000       4,727,190
                                                                                                                  -----------
                                                                                                                    7,289,690
-----------------------------------------------------------------------------------------------------------------------------
Media--14.0%
-----------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.3%    New World Communications Group Holding Corp.,
                      Zero Coupon Sr. Disc. Nts., Series B, 11.69%, 6/15/99 (3)                     6,400,000       4,400,000
-----------------------------------------------------------------------------------------------------------------------------
                      Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02 (9)               8,860,000       8,948,600
                      -------------------------------------------------------------------------------------------------------
                      Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                    4,000,000       4,110,000
                                                                                                                  -----------
                                                                                                                   17,458,600
-----------------------------------------------------------------------------------------------------------------------------
Cable                 American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(10)            19,243,688      13,326,254
Television--9.8%      -------------------------------------------------------------------------------------------------------
                      Australis Media Ltd., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and one warrant to
                      purchase 57.721 ordinary shares)(10)(13)                                      9,335,000       6,814,550
                      -------------------------------------------------------------------------------------------------------
                      Bell Cablemedia PLC:
                      0%/11.875% Sr. Disc. Nts., 9/15/05 (9)(10)                                    8,200,000       5,207,000
                      0%/11.95% Sr. Disc. Nts., 7/15/04(10)                                         7,100,000       5,067,625

                      12  Oppenheimer High Yield Fund

                                                                                             Face         Market Value
                                                                                             Amount (1)   See Note 1
----------------------------------------------------------------------------------------------------------------------
Cable Television      Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08        $ 1,600,000  $  1,736,000
(continued)           ------------------------------------------------------------------------------------------------
                      Cablevision Systems Corp.:
                      10.75% Sr. Sub. Debs., 4/1/04                                            7,800,000     8,287,500
                      9.875% Sr. Sub. Debs., 2/15/13                                           1,700,000     1,819,000
                      ------------------------------------------------------------------------------------------------
                      Century Communications Corp.:
                      11.875% Sr. Sub. Debs., 10/15/03                                         1,800,000     1,944,000
                      9.50% Sr. Nts., 3/1/05                                                   4,500,000     4,663,125
                      ------------------------------------------------------------------------------------------------
                      Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc.Debs., 11/15/07(10)    6,575,000     3,879,250
                      ------------------------------------------------------------------------------------------------
                      Continental Cablevision, Inc.:
                      11% Sr. Sub. Debs., 6/1/07                                               2,430,000     2,721,600
                      9.50% Sr. Debs., 8/1/13                                                  3,825,000     4,073,625
                      ------------------------------------------------------------------------------------------------
                      Diamond Cable Communications PLC:
                      0%/11.75% Sr. Disc. Nts., 12/15/05(10)                                   4,600,000     2,737,000
                      0%/13.25% Sr. Disc. Nts., 9/30/04(10)                                    3,800,000     2,688,500
                      ------------------------------------------------------------------------------------------------
                      Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B,
                      11/1/03(6)                                                               2,900,000     2,798,500
                      ------------------------------------------------------------------------------------------------
                      International CableTel, Inc.:
                      0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(10)                          640,000       459,200
                      0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(10)                         14,595,000     9,304,313
                      ------------------------------------------------------------------------------------------------
                      Marcus Cable Co. LP/Marcus Cable Capital Corp.,
                      0%/14.25% Sr. Disc. Nts., 12/15/05(10)                                   1,600,000     1,096,000
                      ------------------------------------------------------------------------------------------------
                      Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
                      0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(10)               12,695,000     9,473,644
                      ------------------------------------------------------------------------------------------------
                      People's Choice TV Corp., 0%/13.125% Sr. Disc. Nts., 6/1/04(10)          6,500,000     3,753,750
                      ------------------------------------------------------------------------------------------------
                      Rogers Cablesystems Ltd.:
                      10% Sr. Nts., 3/15/05                                                    4,000,000     4,300,000
                      11% Gtd. Sr. Sub. Debs., 12/1/15                                         1,650,000     1,782,000
                      ------------------------------------------------------------------------------------------------
                      TeleWest PLC, 0%/11% Sr. Disc. Debs., 10/1/07(10)                       20,980,000    12,719,125
                      ------------------------------------------------------------------------------------------------
                      Time Warner, Inc., 9.125% Debs., 1/15/13                                 5,150,000     5,807,650
                      ------------------------------------------------------------------------------------------------
                      TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                            5,000,000     5,883,894
                      ------------------------------------------------------------------------------------------------
                      United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.:
                      13.50%, 11/15/99 (3)                                                     2,000,000     1,250,000
                      Series B, 14%, 11/15/99 (3)                                              4,000,000     2,500,000
                      ------------------------------------------------------------------------------------------------
                      Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05(10)              10,950,000     6,843,750
                                                                                                          ------------
                                                                                                           132,936,855
----------------------------------------------------------------------------------------------------------------------
Diversified Media--2.4%
                      Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03   6,950,000     7,436,500
                      ------------------------------------------------------------------------------------------------
                      Echostar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(10)       780,000       526,500
                      ------------------------------------------------------------------------------------------------
                      Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03                        7,550,000     7,852,000
                      ------------------------------------------------------------------------------------------------
                      News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12            2,000,000     2,432,520
                      ------------------------------------------------------------------------------------------------
                      Panamsat LP/Panamsat Capital Corp.:
                      0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(10)                              10,800,000     8,910,000
                      9.75% Sr. Sec. Nts., 8/1/00                                              3,025,000     3,214,063
                      ------------------------------------------------------------------------------------------------
                      Time Warner, Inc., 9.15% Debs., 2/1/23                                   1,700,000     1,938,527
                                                                                                          ------------
                                                                                                            32,310,110

                      13  Oppenheimer High Yield Fund

                                                                                              Face          Market Value
                                                                                              Amount (1)    See Note 1
---------------------------------------------------------------------------------------------------------------------------
Publishing/Printing--0.5%
                         Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B,
                         3/1/ 05(10)                                                            $11,630,000     $ 7,385,050
---------------------------------------------------------------------------------------------------------------------------
Other--1.8%
---------------------------------------------------------------------------------------------------------------------------
Environmental--0.7%      EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                              7,660,000       6,817,400
                         --------------------------------------------------------------------------------------------------
                         Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03            800,000         756,000
                         --------------------------------------------------------------------------------------------------
                         Norcal Waste Systems, Inc., 12.50% Sr. Nts., 11/15/05 (6) (9)            1,250,000       1,268,750
                                                                                                                -----------
                                                                                                                  8,842,150
---------------------------------------------------------------------------------------------------------------------------
Services--1.1%           Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                 3,050,000       2,790,750
                         --------------------------------------------------------------------------------------------------
                         Protection One, Inc., 0%/13.625% Sr. Disc. Nts., 6/30/05 (10)           15,350,000      12,433,500
                                                                                                                -----------
                                                                                                                 15,224,250
---------------------------------------------------------------------------------------------------------------------------
Retail--5.8%
---------------------------------------------------------------------------------------------------------------------------
Drug Stores--0.6%        Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                          7,050,000       7,666,875
---------------------------------------------------------------------------------------------------------------------------
Specialty                Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B,
Retailing--2.7%          9/1/03                                                                  11,100,000       9,851,250
---------------------------------------------------------------------------------------------------------------------------
                         Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                      7,300,000       7,354,750
                         --------------------------------------------------------------------------------------------------
                         Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                 3,325,000       3,108,875
                         --------------------------------------------------------------------------------------------------
                         Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                      8,270,000       8,104,600
                         --------------------------------------------------------------------------------------------------
                         United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05               7,500,000       8,137,500
                         --------------------------------------------------------------------------------------------------
                                                                                                                 36,556,975
---------------------------------------------------------------------------------------------------------------------------
Supermarkets--2.5%       Grand Union Co., 12% Sr. Nts., 9/1/04                                   20,846,000      18,136,020
                         --------------------------------------------------------------------------------------------------
                         Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(11)             7,204,458       7,011,335
                         --------------------------------------------------------------------------------------------------
                         Penn Traffic Co., 9.625% Sr. Sub. Nts., 4/15/05                         11,050,000       8,619,000
                                                                                                                -----------
                                                                                                                 33,766,355
---------------------------------------------------------------------------------------------------------------------------
Transportation--3.4%
---------------------------------------------------------------------------------------------------------------------------
Air Transportation--0.4% Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02               6,000,000       6,150,000
 --------------------------------------------------------------------------------------------------------------------------
Railroads--1.1%          Transtar Holdings LP/Transtar Capital Corp.,
                         0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(10)                       21,515,000      14,307,475
---------------------------------------------------------------------------------------------------------------------------
Shipping--1.9%           Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                          9,150,000       9,813,375
                         --------------------------------------------------------------------------------------------------
                         Sea Containers Ltd.:
                         12.50% Sr. Sub. Debs., Series A, 12/1/04                                 1,250,000       1,346,875
                         12.50% Sr. Sub. Debs., Series B, 12/1/04                                 2,900,000       3,153,750
                         9.50% Sr. Sub. Debs., 7/1/03                                             2,700,000       2,713,500
                         --------------------------------------------------------------------------------------------------
                         Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                7,950,000       8,307,750
                                                                                                                -----------
                                                                                                                 25,335,250
---------------------------------------------------------------------------------------------------------------------------
Utilities--6.0%
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3% California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(10)             2,060,000       1,951,850
                         --------------------------------------------------------------------------------------------------
                         Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08 (9)                     2,689,655       2,353,448
                                                                                                                -----------
                                                                                                                  4,305,298

                         14  Oppenheimer High Yield Fund

                                                                                                   Face          Market Value
                                                                                                   Amount (1)    See Note 1
-------------------------------------------------------------------------------------------------------------------------------
Telecommunications--5.7% A+ Network, Inc., 11.875% Sr. Sub. Nts., 11/1/05                          $ 8,100,000   $    8,201,250
                         ------------------------------------------------------------------------------------------------------
                         Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04 (10)          1,000,000          720,000
                         ------------------------------------------------------------------------------------------------------
                         Cellular Communications International, Inc., Zero Coupon Sr.
                         Disc. Nts., 12.76%, 8/15/00 (3)                                            11,625,000        7,004,063
                         ------------------------------------------------------------------------------------------------------
                         Cencall Communications Corp., 0%/10.125% Sr. Disc. Nts., 1/15/04 (10)       6,670,000        3,768,550
                         ------------------------------------------------------------------------------------------------------
                         Comcast Cellular Corp., Zero Coupon Nts., Series B, 6.28%, 3/5/00 (3)       3,900,000        3,012,750
                         ------------------------------------------------------------------------------------------------------
                         Comunicacion Celular SA, Units (each unit consists of $1,000 principal
                         0%/13.125% sr. deferred coupon bond, 11/15/03 and one warrant to purchase 12,860 shares of common stock at $1.32 per 1,000
                         shares)(9)(10)(13)                                                          5,000,000        2,850,000
                         ------------------------------------------------------------------------------------------------------
                         GST Telecommunications, Inc., Units (each unit consists of eight
                         0%/13.875% sr. disc. nts., 12/15/05 and one 0%/13.875%
                         cv. sr. sub. disc. nt., 12/15/05) (9)(10)(13)                              10,350,000        5,405,000
                         ------------------------------------------------------------------------------------------------------
                         Horizon Cellular Telephone LP/Horizon Finance Corp.,
                         0%/11.375% Sr. Sub. Disc. Nts., 10/1/00 (10)                               10,456,000        8,939,880
                         ------------------------------------------------------------------------------------------------------
                         In-Flight Phone Corp., 0%/14% Sr. Disc. Nts., 5/15/02 (10)                  6,000,000        2,010,000
                         ------------------------------------------------------------------------------------------------------
                         IntelCom Group (USA), Inc., 0%/13.50% Sr. Disc. Nts., 9/15/05 (9)(10)      15,400,000        8,893,500
                         ------------------------------------------------------------------------------------------------------
                         MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04 (10)            5,450,000        4,387,250
                         ------------------------------------------------------------------------------------------------------
                         Nextel Communications, Inc.:
                         0%/11.50% Sr. Disc. Nts., 9/1/03 (10)                                       2,000,000        1,237,500
                         0%/9.75% Sr. Disc. Nts., 8/15/04 (10)                                         800,000          430,000
                         ------------------------------------------------------------------------------------------------------
                         Omnipoint Corp., Units (each unit represents $1,000 principal amount of 10% cv. sub. nts., 11/29/00 and one warrant to purchase a share
                         of common stock) (9)(11)(13)                                                3,200,000        3,174,080
                         ------------------------------------------------------------------------------------------------------
                         PriCellular Wireless Corp.:
                         0%/12.25% Sr. Sub. Disc. Nts., 10/1/03 (10)                                11,050,000        8,591,375
                         0%/14% Sr. Sub. Disc. Nts., 11/15/01 (10)                                   4,773,000        4,200,240
                         ------------------------------------------------------------------------------------------------------
                         USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                   2,000,000        2,350,000
                         ------------------------------------------------------------------------------------------------------
                         Wireless One, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. nts., 10/15/03 and three warrants to purchase one
                         share of common stock at $11.55) (13)                                       2,080,000        2,173,600
                                                                                                                 --------------
                                                                                                                     77,349,038
                                                                                                                 --------------
                         Total Corporate Bonds and Notes (Cost $1,117,867,057)                                    1,125,767,931

                         15  Oppenheimer High Yield Fund

                                                                                                            Market Value
                                                                                      Shares                See Note 1
========================================================================================================================
Common Stocks--0.5%
------------------------------------------------------------------------------------------------------------------------
                       Digicon, Inc.(16)                                                  4,930              $    39,440
                       -------------------------------------------------------------------------------------------------
                       EchoStar Communications Corp., Cl. A(16)                          30,540                  555,446
                       -------------------------------------------------------------------------------------------------
                       ECM Fund, L.P.I. (8)(16)                                           1,350                1,350,000
                       -------------------------------------------------------------------------------------------------
                       Equitable Bag, Inc.(16)                                           39,357                   98,392
                       -------------------------------------------------------------------------------------------------
                       Finlay Enterprises, Inc.(16)                                       4,266                   50,126
                       -------------------------------------------------------------------------------------------------
                       Gaylord Container Corp., Cl. A(16)                               127,473                1,027,751
                       -------------------------------------------------------------------------------------------------
                       Grand Union Co.(16)                                              144,928                1,086,960
                       -------------------------------------------------------------------------------------------------
                       Great Bay Power Corp.(16)                                         39,565                  316,520
                       -------------------------------------------------------------------------------------------------
                       Griffin Gaming & Entertainment, Inc.(16)                          56,538                  621,918
                       -------------------------------------------------------------------------------------------------
                       Hollywood Casino Corp.(16)                                        90,836                  386,053
                       -------------------------------------------------------------------------------------------------
                       LTV Corp.(16)                                                        958                   13,173
                       -------------------------------------------------------------------------------------------------
                       Pope, Evans & Robbins, Inc.(14)(16)                            1,688,400                   52,763
                       -------------------------------------------------------------------------------------------------
                       Resorts International, Inc.(16)                                  187,187                       --
                       -------------------------------------------------------------------------------------------------
                       Triangle Wire & Cable, Inc. (8)(16)                              370,500                  370,500
                       -------------------------------------------------------------------------------------------------
                       Walter Industries, Inc.(16)                                        7,097                   93,148
                       -------------------------------------------------------------------------------------------------
                       Zale Corp.(16)                                                    10,113                  163,072
                                                                                                             -----------
                       Total Common Stocks (Cost $9,810,364)                                                   6,225,262

========================================================================================================================
Preferred Stocks--1.7%
------------------------------------------------------------------------------------------------------------------------
                       Cablevision Systems Corp., 8.50% Cum. Cv., Series I              176,000                4,796,000
                       -------------------------------------------------------------------------------------------------
                       California Federal Bank, 10.625% Non-Cum., Series B               21,040                2,282,840
                       -------------------------------------------------------------------------------------------------
                       First Nationwide Bank, 11.50% Non-Cum.                           108,300               12,170,213
                       -------------------------------------------------------------------------------------------------
                       K-III Communications Corp., $11.625 Exchangeable,
                       Series B(11)                                                      15,021                1,494,674
                       -------------------------------------------------------------------------------------------------
                       SDW Holdings Corp., Units (each unit consists of ten shares of sr. exchangeable preferred stock and one cl. B warrant
                       to purchase one share of common stock) (9)(13)                     6,188                1,794,520
                       -------------------------------------------------------------------------------------------------
                       Unisys Corp., $3.75 Cv., Series A                                 29,400                  790,125
                                                                                                             -----------
                       Total Preferred Stocks (Cost $21,783,981)                                              23,328,372

                                                                                      Units
========================================================================================================================
Rights, Warrants and Certificates--0.4%
------------------------------------------------------------------------------------------------------------------------
                       American Telecasting, Inc. Wts., Exp. 6/99                        40,000                  240,000
                       -------------------------------------------------------------------------------------------------
                       Ames Department Stores, Inc.:
                       Excess Cash Flow Payment Certificates, Series AG-7A (8)          326,800                    3,268
                       Litigation Trust (8)                                           1,045,990                   10,460
                       -------------------------------------------------------------------------------------------------
                       Becker Gaming, Inc. Wts., Exp. 11/00 (8)                         125,000                   62,500
                       -------------------------------------------------------------------------------------------------
                       Casino America, Inc. Wts., Exp. 11/96                             13,052                    1,305
                       -------------------------------------------------------------------------------------------------
                       Cellular Communications International, Inc.
                       Wts., Exp. 8/03                                                   11,625                  261,562
                       -------------------------------------------------------------------------------------------------
                       Digicon, Inc. Wts., Exp. 7/96                                      1,657                      104
                       -------------------------------------------------------------------------------------------------
                       Eye Care Centers of America, Inc. Wts., Exp. 10/03 (9)             3,325                   16,625
                       -------------------------------------------------------------------------------------------------
                       Federated Department Stores, Inc. Wts.:
                       Cl. C, Exp. 12/99                                                 69,654                  557,232
                       Cl. D, Exp. 12/01                                                 69,654                  565,939
                       -------------------------------------------------------------------------------------------------
                       Gaylord Container Corp. Wts., Exp. 7/96                          163,894                1,229,204
                       -------------------------------------------------------------------------------------------------
                       In-Flight Phone Corp. Wts., Exp. 8/02 (9)                          6,000                       --

                       16  Oppenheimer High Yield Fund

                                                                                                                    Market Value
                                                                                            Units                   See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and   IntelCom Group, Inc. Wts., Exp. 9/05 (9)                                  50,820             $      203,280
Certificates           -----------------------------------------------------------------------------------------------------------
(continued)            Interco, Inc. Wts., Series 1, Exp. 8/99                                   32,716                     77,700
                       -----------------------------------------------------------------------------------------------------------
                       Jewel Recovery LP, Participation Units of Limited Partners'
                       Interest                                                                  10,113                         --
                       -----------------------------------------------------------------------------------------------------------
                       People's Choice TV Corp. Wts., Exp. 6/00                                   6,500                     65,000
                       -----------------------------------------------------------------------------------------------------------
                       Protection One, Inc. Wts.:
                       Exp. 11/03                                                               182,000                  1,797,250
                       Exp. 6/05                                                                 49,120                    221,040
                       -----------------------------------------------------------------------------------------------------------
                       Republic Health Corp. Wts., Exp. 4/00                                      3,763                         --
                       -----------------------------------------------------------------------------------------------------------
                       Southland Corp. Wts., Exp. 3/96                                            5,800                      7,250
                       -----------------------------------------------------------------------------------------------------------
                       Terex Corp. Rts., Exp. 7/96 (9)                                              534                         27
                       -----------------------------------------------------------------------------------------------------------
                       Trizec Corp. Wts., Exp. 7/99 CAD                                          16,277                     16,947
                       -----------------------------------------------------------------------------------------------------------
                       UGI Corp. Wts., Exp. 3/98                                                 63,583                      3,179
                                                                                                                    --------------
                       Total Rights, Warrants and Certificates (Cost $2,285,052)                                         5,339,872

                                                                                            Face
                                                                                            Amount(1)

==================================================================================================================================
Structured Instruments--0.5%
----------------------------------------------------------------------------------------------------------------------------------
                       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
                       11.10%, 3/5/96 (indexed to the Nota Do Tesouro Nacional, Zero
                       Coupon, 3/5/96) (3)                                                  $ 3,100,000                  3,033,040
                       -----------------------------------------------------------------------------------------------------------
                       United Mexican States Linked Nts. (indexed to the greater
                       of Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)(9)        3,300,000                  3,360,225
                                                                                                                    --------------
                       Total Structured Instruments (Cost $6,341,455)                                                    6,393,265

==================================================================================================================================
Repurchase Agreements--4.7%
----------------------------------------------------------------------------------------------------------------------------------
                       Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 12/29/95, to be repurchased at $63,941,890 on 1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%,
                       12/31/96--11/5/04, with a value of $34,685,383, U.S.
                       Treasury Bonds, 6.25%--11.25%, 8/15/03--8/15/23, with a value of $21,020,176, and U.S. Treasury Bills maturing 11/14/96,
                       with a value of $9,532,348 (Cost $63,900,000)                         63,900,000                 63,900,000

==================================================================================================================================
Total Investments, at Value (Cost $1,352,211,270)                                                 100.7%             1,364,132,440
----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                              (0.7)                (9,628,210)
                                                                                              ---------             --------------
Net Assets                                                                                        100.0%            $1,354,504,230
                                                                                            ===========             ==============

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD--Australian Dollar     FRF--French Franc             NZD--New Zealand Dollar
CAD--Canadian Dollar       GBP--British Pound Sterling   PLZ--Polish Zloty
CLP--Chilean Peso          IDR--Indonesian Rupiah        PTE--Portuguese Escudo
DEM--German Deutsche Mark  IEP--Irish Punt               SEK--Swedish Krona
DKK--Danish Krone          ITL--Italian Lira             THB--Thai Baht
ESP --Spanish Peseta       JPY--Japanese Yen

2. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass- throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. When-issued security to be delivered and settled after December 31, 1995.
6. Represents the current interest rate for a variable rate security.

17 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
7. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:



                                Face/Shares          Expiration         Exercise         Premium               Market Value
                                Subject to Call      Date               Price            Received              Note 1
----------------------------------------------------------------------------------------------------------------------------
Call Option on Brazil
(Federal Republic of)
Eligible Interest Bonds,
6.812%, 4/15/06                   4,750,000          1/8/96                 $65.875      $ 47,500                   $136,325
----------------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria
(Republic of) Interest
Arrears Bonds, 6.75%,
7/28/11                           7,000,000          1/22/96                  45.00       100,100                     97,300
                                                                                         --------                   --------
                                                                                         $147,600                   $233,625
                                                                                         ========                   ========


8. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
9. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $66,452,899 or 4.91% of the Fund's net assets, at December 31, 1995.
10. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
11. Interest or dividend is paid in kind.
12. Non-income producing--issuer is in default of interest payment.
13. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
14. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1995. The aggregate fair value of all securities of affiliated companies as of Decembver 31, 1995 amounted to $320,747. Transactions during the period in which the issuer was an affiliate are as follows:

                 Balance June 30, 1995       Gross Additions        Gross Redemptions      Balance December 31, 1995      Dividend/
                 -----------------------     --------------------   -------------------    ----------------------------   Interest
Stocks           Shares/Face     Cost        Shares/Face     Cost   Shares/Face     Cost   Shares/Face     Cost           Income
-----------------------------------------------------------------------------------------------------------------------------------
Pope, Evans &
Robbins, Inc.    1,688,400      $1,114,384            --    $  --            --    $  --   1,688,400       $1,114,384      $     --

Bonds and Notes
-----------------------------------------------------------------------------------------------------------------------------------
Pope, Evans &
Robbins, Inc.,
7% Sr. Nts.,
5/15/98          5,955,189       4,662,420            --       --            --       --   5,955,189         4,662,420           --
                                ----------                  -----                  -----                    ----------     --------
                                $5,776,804                  $  --                  $  --                    $5,776,804     $     --
                                ==========                  =====                  =====                    ==========     ========

15. Partial interest payment received.
16. Non-income producing security.

See accompanying Notes to Financial Statements.

18  Oppenheimer High Yield Fund


                          Statement of Assets and Liabilities December 31, 1995 (unaudited)

==================================================================================================================================
Assets                    Investments, at value (cost $1,352,211,270)--see accompanying statement                   $1,364,132,440
                          --------------------------------------------------------------------------------------------------------
                          Cash                                                                                             472,540
                          --------------------------------------------------------------------------------------------------------
                          Receivables:
                          Interest and dividends                                                                        27,891,186
                          Shares of beneficial interest sold                                                             4,331,690
                          Investments sold                                                                               1,530,348
                          Receivable for daily variation on futures contracts                                              152,281
                          --------------------------------------------------------------------------------------------------------
                          Other                                                                                             97,853
                                                                                                                    --------------
                          Total assets                                                                               1,398,608,338

==================================================================================================================================
Liabilities               Unrealized depreciation on forward foreign currency exchange contracts--Note 8                     2,974
                          --------------------------------------------------------------------------------------------------------
                          Options written, at value (premiums received $147,600)--see accompanying
                          statement--Note 4                                                                                233,625
                          --------------------------------------------------------------------------------------------------------
                          Payables and other liabilities:
                          Investments purchased                                                                         35,022,336
                          Shares of beneficial interest redeemed                                                         4,206,841
                          Dividends                                                                                      3,708,446
                          Distribution and service plan fees                                                               695,384
                          Transfer and shareholder servicing agent fees                                                     42,766
                          Other                                                                                            191,736
                                                                                                                    --------------
                          Total liabilities                                                                             44,104,108
                          --------------------------------------------------------------------------------------------------------
                          Net Assets                                                                                $1,354,504,230
                                                                                                                    ==============

==================================================================================================================================
Composition of            Paid-in capital                                                                           $1,559,911,233
Net Assets                --------------------------------------------------------------------------------------------------------
                          Overdistributed net investment income                                                         (3,431,398)
                          --------------------------------------------------------------------------------------------------------
                          Accumulated net realized loss on investments and foreign
                          currency transactions                                                                       (214,321,445)
                          --------------------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments and translation of
                          assets and liabilities denominated in foreign currencies                                      12,345,840
                                                                                                                    --------------
                          Net assets                                                                                $1,354,504,230
                                                                                                                    ==============

==================================================================================================================================
Net Asset Value           Class A Shares:
Per Share                 Net asset value and redemption price per share (based on net assets of
                          $1,113,481,130 and 83,045,968 shares of beneficial interest outstanding)                          $13.41
                          Maximum offering price per share (net asset value plus sales charge
                          of 4.75% of offering price)                                                                       $14.08

                          --------------------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share (based on net assets
                          of $239,279,274 and 17,949,557 shares of beneficial interest outstanding)                         $13.33

                          --------------------------------------------------------------------------------------------------------
                          Class C Shares:
                          Net asset value, redemption price and offering price per share (based on net assets
                          of $1,743,826 and 130,104 shares of beneficial interest outstanding)                              $13.40

                          See accompanying Notes to Financial Statements.

                          19  Oppenheimer High Yield Fund

                          Statement of Operations For the Six Months Ended December 31, 1995 (Unaudited)



==================================================================================================================================
Investment Income         Interest (net of foreign withholding taxes of $13,307)                                       $68,736,785
                          --------------------------------------------------------------------------------------------------------
                          Dividends                                                                                      1,209,821
                                                                                                                       -----------
                          Total income                                                                                  69,946,606

==================================================================================================================================
Expenses                  Management fees--Note 5                                                                        4,198,667
                          --------------------------------------------------------------------------------------------------------
                          Distribution and service plan fees--Note 5:
                          Class A                                                                                        1,097,621
                          Class B                                                                                        1,092,260
                          Class C                                                                                            1,235
                          --------------------------------------------------------------------------------------------------------
                          Transfer and shareholder servicing agent fees--Note 5                                            763,369
                          --------------------------------------------------------------------------------------------------------
                          Shareholder reports                                                                              192,748
                          --------------------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                                      174,109
                          --------------------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                                          104,941
                          --------------------------------------------------------------------------------------------------------
                          Trustees' fees and expenses                                                                       25,522
                          --------------------------------------------------------------------------------------------------------
                          Insurance expenses                                                                                21,069
                          --------------------------------------------------------------------------------------------------------
                          Registration and filing fees:
                          Class A                                                                                              193
                          Class B                                                                                           17,289
                          Class C                                                                                              366
                          --------------------------------------------------------------------------------------------------------
                          Other                                                                                             50,556
                                                                                                                       -----------
                          Total expenses                                                                                 7,739,945

==================================================================================================================================
Net Investment Income                                                                                                   62,206,661

==================================================================================================================================
Realized and Unrealized
Gain (Loss)               Net realized gain on:
                          Investments                                                                                    5,607,039
                          Closing of futures contracts                                                                     844,254
                          Foreign currency transactions                                                                     37,227
                                                                                                                       -----------
                          Net realized gain                                                                              6,488,520
                          --------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on:
                          Investments                                                                                   12,141,245
                          Translation of assets and liabilities denominated in foreign currencies                         (299,922)
                                                                                                                       -----------
                          Net change                                                                                    11,841,323
                                                                                                                       -----------
                          Net realized and unrealized gain                                                              18,329,843

==================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                                   $80,536,504
                                                                                                                       ===========

                          See accompanying Notes to Financial Statements.

                          20  Oppenheimer High Yield Fund

                          Statements of Changes in Net Assets



                                                                                          Six Months Ended         Year Ended
                                                                                          December 31, 1995        June 30,
                                                                                          (Unaudited)              1995
==================================================================================================================================
Operations                Net investment income                                            $   62,206,661           $  110,729,752
                          --------------------------------------------------------------------------------------------------------
                          Net realized gain (loss)                                              6,488,520              (57,178,186)
                          --------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation                11,841,323               26,763,120
                                                                                           --------------           --------------
                          Net increase in net assets resulting from operations                 80,536,504               80,314,686

==================================================================================================================================
Dividends and             Dividends from net investment income:
Distributions             Class A                                                             (52,192,608)             (98,284,579)
To Shareholders           Class B                                                              (9,666,448)             (11,983,690)
                          Class C                                                                  (9,365)                      --
                          --------------------------------------------------------------------------------------------------------
                          Tax return of capital distribution:
                          Class A                                                                      --                 (998,196)
                          Class B                                                                      --                 (181,114)

==================================================================================================================================
Beneficial Interest       Net increase in net assets resulting from beneficial interest
Transactions              transactions--Note 2:
                          Class A                                                              37,069,670               40,387,389
                          Class B                                                              43,814,221              107,007,443
                          Class C                                                               1,735,106                       --

==================================================================================================================================
Net Assets                Total increase                                                      101,287,080              116,261,939
                          --------------------------------------------------------------------------------------------------------
                          Beginning of period                                               1,253,217,150            1,136,955,211
                                                                                           --------------           --------------

                          End of period (including overdistributed net investment
                          income of $3,431,398 and $3,769,638, respectively)               $1,354,504,230           $1,253,217,150
                                                                                           ==============           ==============

                          See accompanying Notes to Financial Statements.




                          21  Oppenheimer High Yield Fund

                              Financial Highlights



                                                        Class A
                                                        ----------------------------------------------------------------------
                                                        Six Months Ended
                                                        December 31, 1995         Year Ended June 30,
                                                        (Unaudited)               1995                             1994
==============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                        $13.22                   $13.63                             $14.16
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .65                     1.30                               1.42
Net realized and unrealized gain (loss)                        .18                     (.40)                              (.54)
                                                        ----------               ----------                         ----------
Total income from investment operations                        .83                      .90                                .88

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.64)                   (1.30)                             (1.41)
Tax return of capital distribution                              --                     (.01)                                --
                                                        ----------               ----------                         ----------
Total dividends and distributions to shareholders             (.64)                   (1.31)                            (1.41)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $13.41                   $13.22                             $13.63
                                                        ==========               ==========                         ==========

==============================================================================================================================
Total Return, at Net Asset Value(3)                           6.38%                    7.09%                             6.27%

==============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                $1,113,481               $1,060,752                         $1,049,446
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,081,014               $1,005,746                         $1,111,103
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         9.65%(4)                 9.81%                             10.10%
Expenses                                                      1.05%(4)                 1.03%                               .96%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (5)                                   43.8%                    93.7%                              96.7%


1. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

2. For the period from May 3, 1993 (inception of offering) to June 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

22 Oppenheimer High Yield Fund

                                              Class B                                                                 Class C
------------------------------------          -------------------------------------------------------------------     ----------
                                                                                                                      Period
                                                                                                                      Ended
                                             Six Months Ended                                                         Dec. 31,
                                             December 31, 1995   Year Ended June 30,                                  1995(1)
1993              1992          1991         (Unaudited)         1995                     1994            1993(2)     (Unaudited)
================================================================================================================================
    $13.76          $13.08        $13.60         $13.15             $13.57               $14.12            $13.87         $13.30
--------------------------------------------------------------------------------------------------------------------------------

      1.60            1.79          1.91            .59               1.20                 1.35               .23            .19
       .36             .68          (.51)           .18               (.42)                (.60)              .27            .10
----------        --------      --------       --------           --------              -------           -------       --------
      1.96            2.47          1.40            .77                .78                  .75               .50            .29

--------------------------------------------------------------------------------------------------------------------------------
     (1.56)          (1.79)        (1.92)          (.59)             (1.19)               (1.30)             (.25)          (.19)
        --              --            --             --               (.01)                  --                --             --
----------        --------      --------       --------           --------              -------           -------       --------
     (1.56)          (1.79)        (1.92)          (.59)             (1.20)               (1.30)             (.25)          (.19)
--------------------------------------------------------------------------------------------------------------------------------
    $14.16          $13.76        $13.08         $13.33             $13.15               $13.57            $14.12         $13.40
==========        ========      ========       ========           ========              =======           =======       ========

================================================================================================================================
     15.31%          20.06%        11.90%          5.94%              6.21%                5.31%             3.54%          2.18%
================================================================================================================================

$1,119,056        $902,562      $657,182       $239,279           $192,465              $87,509           $10,493         $1,744
--------------------------------------------------------------------------------------------------------------------------------
$  978,671        $768,339      $601,758       $216,989           $134,550              $51,816           $ 4,405         $  767
--------------------------------------------------------------------------------------------------------------------------------
     11.59%          13.15%        14.94%          8.81%(4)           8.95%                8.98%            10.84%(4)       7.73%(4)
       .97%            .92%          .96%          1.86%(4)           1.84%                1.88%             2.28%(4)       2.03%(4)
--------------------------------------------------------------------------------------------------------------------------------
      87.2%           64.0%         90.4%          43.8%              93.7%                96.7%             87.2%          43.8%


4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $626,988,478 and $540,025,669, respectively.

See accompanying Notes to Financial Statements.


23 Oppenheimer High Yield Fund

 Notes to Financial Statements (Unaudited)


================================================================================
1. Significant
   Accounting Policies

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily through investing in a diversified portfolio of high-yield fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
----------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the
New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day.
Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value)
adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.
----------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.
The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1995, the Fund had entered into outstanding when-issued or forward commitments of $9,082,313.
    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar
(same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
----------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At December 31, 1995, securities with an aggregate market value of $8,753,032, representing
 .65% of the Fund's net assets, were in default.
----------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

24 Oppenheimer High Yield Fund

================================================================================
1. Significant
   Accounting Policies
  (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses
(other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
Therefore, no federal income or excise tax provision is required. At
December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $167,575,000, which expires between 1997 and 2003.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
(loss) was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

25 Oppenheimer High Yield Fund

================================================================================
2. Shares of
   Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                             Six Months Ended December 31, 1995(1)        Year Ended June 30, 1995
                             --------------------------------------       --------------------------------
                             Shares               Amount                  Shares                Amount
----------------------------------------------------------------------------------------------------------
Class A:
Sold                          10,081,018         $134,109,067              19,902,935        $270,466,315
Dividends reinvested           2,294,175           30,538,059               4,217,534          45,347,591
Redeemed                      (9,588,974)        (127,577,456)            (20,862,882)       (275,426,517)
                             -----------        -------------            ------------       -------------
Net increase                   2,786,219          $37,069,670               3,257,587         $40,387,389

---------------------------------------------------------------------------------------------------------
Class B:
Sold                           4,925,441          $65,169,159              10,963,657        $143,405,028
Dividends reinvested             350,816            4,644,004                 431,770           5,641,548
Redeemed                      (1,966,138)         (25,998,942)             (3,205,114)        (42,039,133)
                             -----------         ------------             -----------        ------------
Net increase                   3,310,119          $43,814,221               8,190,313        $107,007,443

---------------------------------------------------------------------------------------------------------
Class C:
Sold                             160,659           $2,143,498                      --        $         --
Dividends reinvested                 436                5,833                      --                  --
Redeemed                         (30,991)            (414,225)                     --                  --
                             -----------         ------------             -----------        ------------
Net increase                     130,104           $1,735,106                      --        $         --
                             ===========         ============             ===========        ============


1. For the six months ended December 31, 1995 for Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class C shares.

================================================================================
3. Unrealized Gains
   And Losses on
   Investments

At December 31, 1995, net unrealized appreciation on investments of $11,835,145 was composed of gross appreciation of $58,307,683, and gross depreciation of $46,472,538.

================================================================================

4. Option Activity

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended December 31, 1995 was as follows:

                                                         Call Options
                                                         -----------------------
                                                         Number of     Amount of
                                                         Options       Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1995                             --     $     --
--------------------------------------------------------------------------------
Options written                                              11,750      147,600
                                                           --------     --------
Options outstanding at December 31, 1995                     11,750     $147,600
                                                           ========     ========

26 Oppenheimer High Yield Fund

================================================================================
5. Management Fees
   And Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

     For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,381,317, of which $322,390 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,992,510 and $13,912, of which $17,322 was paid to an affiliated broker/dealer. During the six months ended December 31, 1995, OFDI received contingent deferred sales charges of $318,988 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

    Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class
B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $8,638,316 for Class B and $38,131 for Class C. During the six months ended December 31, 1995, OFDI paid $14,488 and $1,450 to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses, respectively, and retained
$939,077 and $1,075, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs.

================================================================================
6. Illiquid and
   Restricted Securities

At December 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at December 31, 1995 was $11,091,782, which represents .82% of the Fund's net assets. Information concerning these securities is as follows:


                                                                                                                      Valuation
                                                                                                                      Per Unit as
                                                                                                                      of Dec. 31,
Security                                                                     Acquisition  Date       Cost Per Unit    1995
----------------------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Excess Cash Flow Payment Certificates,
Series AG-7A                                                                 12/30/92                $       --           $   .01
----------------------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust                               12/30/92                        --                .01
----------------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00             11/18/93                    100.00              70.00
----------------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                         11/18/93                      2.00                .50
----------------------------------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07                                 9/20/91--1/13/92             52.17              52.50
----------------------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00        11/18/93                     87.50              80.00
----------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) 1989--1990 Integrated Loan Facility Bonds, 6.875%,
7/1/01                                                                       12/5/95                      92.00              93.00
----------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                                     4/14/92--3/3/93             100.00             110.00
----------------------------------------------------------------------------------------------------------------------------------
ECM Fund L.P.I. Common Stock                                                 4/14/92                   1,000.00           1,000.00
----------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc., Common Stock                                    5/2/94                        9.50               1.00
----------------------------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement, Tranche A, 1.5625%, 9/30/00  12/13/95                       .84                .82
----------------------------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement, Tranche B, 1.5625%, 9/30/00  12/13/95                       .84                .82

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.



27 Oppenheimer High Yield Fund

================================================================================
7. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:


                                                  Number of               Valuation as of        Unrealized
                              Expiration Date     Futures Contracts       December 31, 1995      Appreciation
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds           3/96                443                     $53,810,656            $ 490,094


================================================================================
8. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

    The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

    Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:



                                                                                                         Unrealized
                                                        Contract               Valuation as of           Appreciation
Contracts to Purchase                Exchange Date      Amount(000s)           December 31, 1995         (Depreciation
----------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)                   1/4/96             170,000 JPY            $ 1,648,468                    $(29,716)
New Zealand Dollar (NZD)             12/18/96             2,769 NZD              1,762,240                       6,679
                                                                               -----------                    --------
                                                                               $ 3,410,708                    $(23,037)
                                                                               ===========                    ========

Contracts to Sell
----------------------------------------------------------------------------------------------------------------------
German Deutsche Mark (DEM)           1/8/96--2/21/96     15,250 DEM            $10,646,458                    $(17,007)
Japanese Yen (JPY)                   12/18/96           169,675 JPY              1,718,491                      37,070
                                                                               -----------                    --------
                                                                               $12,364,949                      20,063
                                                                               ===========                    ========
Net Unrealized Depreciation                                                                                   $ (2,974)
                                                                                                              ========

28 Oppenheimer High Yield Fund

                     Oppenheimer High Yield Fund

===============================================================================
Officers and Trustees
                     James C. Swain, Chairman and Chief Executive Officer
                     Robert G. Avis, Trustee
                     William A. Baker, Trustee
                     Charles Conrad, Jr., Trustee
                     Jon S. Fossel, Trustee
                     Raymond J. Kalinowski, Trustee
                     C. Howard Kast, Trustee
                     Robert M. Kirchner, Trustee
                     Bridget A. Macaskill, Trustee and President
                     Ned M. Steel, Trustee
                     Andrew J. Donohue, Vice President
                     Ralph W. Stellmacher, Vice President
                     George C. Bowen, Vice President, Secretary and Treasurer
                     Robert J. Bishop, Assistant Treasurer
                     Scott Farrar, Assistant Treasurer
                     Robert G. Zack, Assistant Secretary
===============================================================================
Investment Advisor   OppenheimerFunds, Inc.
===============================================================================
Distributor          OppenheimerFunds Distributor, Inc.
===============================================================================
Transfer and Shareholder
Servicing Agent
                     OppenheimerFunds Services
===============================================================================
Custodian of
Portfolio Securities
                     The Bank of New York

===============================================================================
Independent Auditors
                     Deloitte & Touche LLP
===============================================================================
Legal Counsel        Myer, Swanson, Adams & Wolf, P.C.

                     The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer High Yield Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer High Yield Fund. For material information concerning the Fund, see the Prospectus.
                     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                     29 Oppenheimer High Yield Fund

Oppenheimer Funds Family

================================================================================

OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexibl e fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===============================================================================
Stock Funds

Global Emerging Growth Fund                      Growth Fund
Enterprise Fund                                  Global Fund
Discovery Fund                                   Quest Global Value Fund
Quest Small Cap Value Fund                       Oppenheimer Fund
Gold & Special Minerals Fund                     Value Stock Fund
Target Fund                                      Quest Value Fund

================================================================================
Stock & Bond Funds

Main Street Income & Growth Fund                 Global Growth & Income Fund
Quest Opportunity Value Fund                     Equity Income Fund
Total Return Fund                                Asset Allocation Fund
Quest Growth & Income Value Fund                 Strategic Income & Growth Fund

================================================================================
Bond Funds

International Bond Fund                          Bond Fund
High Yield Fund                                  U.S. Government Trust
Strategic Income Fund                            Limited-Term Government Fund
Champion Income Fund

================================================================================
Tax-Exempt Funds

California Tax-Exempt Fund2                      Pennsylvania Tax-Exempt Fund2
Florida Tax-Exempt Fund2                         Tax-Free Bond Fund
New Jersey Tax-Exempt Fund2                      Insured Tax-Exempt Fund
New York Tax-Exempt Fund2                        Intermediate Tax-Exempt Fund

================================================================================
Money Market Funds

Money Market Fund                                Cash Reserves

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
2. Available only
to investors in certain states. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(c) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

30 Oppenheimer High Yield Fund

Information

General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0280.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

================================================================================
(Oppenheimer Logo)

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270


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